UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incorporation by Reference to Current Report on Form 8-K dated November 28, 2018 and filed with the Securities and Exchange Commission on November 29, 2018 (the “Prior Form 8-K”)

On November 28, 2018, the Board of Directors (the “Board”) of Alimera Sciences, Inc. (the “Company”) approved a succession plan (the “Succession Plan”) that was intended generally to take effect on January 2, 2019 (the “Transition Date”). The Succession Plan has taken effect on the Transition Date, and the Company hereby incorporates by reference the disclosure included under Item 5.02 and Item 7.01 of the Prior Form 8-K into Item 5.02 and Item 7.01, respectively, of this Current Report on Form 8-K dated January 2, 2019 (“this Form 8-K”). All of the actions described in the Prior Form 8-K that were to take effect on the Transition Date have in fact taken effect.

Summary of Events under the Succession Plan that Took Effect on the Transition Date

On the Transition Date, under the Succession Plan, the following events occurred:

•
C. Daniel Myers, co-founder of the Company, retired as Chief Executive Officer and became a consultant to the Company and Non-Executive Chairman of the Board. Mr. Myers’ prior employment agreement terminated; the Succession and Consulting Agreement (the “Consulting Agreement”) previously entered into by and between the Company and Mr. Myers, and filed with the SEC with the Prior Form 8-K, became effective; and Mr. Myers now serves as Non-Executive Chairman of the Board. Additional details regarding the Consulting Agreement and Mr. Myers’ appointment as Non-Executive Chairman of the Board can be found in the Prior Form 8-K, including the full text of the Consulting Agreement attached to the Prior Form 8-K as Exhibit 10.1.

•
Richard S. Eiswirth, Jr. was promoted from President and Chief Financial Officer to President and Chief Executive Officer and assumed the day-to-day leadership of the Company. Mr. Eiswirth also joined the Board. He will not serve on any Board committees.

•	J. Philip Jones, formerly the Company’s Vice President of Finance, assumed the role of Chief Financial Officer.

•	Philip Ashman, Ph. D, formerly the Company’s Senior Vice President, Managing Director Europe, assumed the roles of Chief Operating Officer and Senior Vice President Commercial Operations Europe.

The Company intends to negotiate the terms of service of Mr. Eiswirth, Mr. Jones and Dr. Ashman in each officer’s new position(s) and enter into new or revised employment agreements with each of them in the first quarter of 2019. The Company’s Compensation Committee will determine the compensation to be paid to the foregoing officers in accordance with the Committee’s annual review of executive compensation. Each officer’s current employment agreement or other arrangement, including his respective compensation provisions, will continue in effect until the new or amended employment agreement becomes effective.

Additional disclosure regarding Mr. Eiswirth, Mr. Jones and Dr. Ashman can be found in the Prior Form 8-K.

Retirement of Ken Green and His Transition to a Consulting Role

On November 28, 2018, Kenneth Green, Ph.D., the Company’s Senior Vice President, Chief Scientific Officer and Global Head of Research and Development, notified the Board that, effective March 31, 2019, he will resign from employment with the Company. In connection with Dr. Green’s resignation, Dr. Green and the Company entered into a Succession and Consulting Agreement (the “Green Consulting Agreement”) whereby Dr. Green will serve as a consultant to the Company for a one-year term beginning on April 1, 2019. Pursuant to the terms of the Green Consulting Agreement, Dr. Green’s current employment agreement will remain in effect until it terminates on April 1, 2019. Additional details regarding the Green Consulting Agreement can be found in the Prior Form 8-K, including the full text of the Green Consulting Agreement attached to the Prior Form 8-K as Exhibit 10.2.

Item 7.01 Regulation FD.

The following information relates to the Succession Plan but is not required under Item 5.02.

New Corporate Governance Guidelines

Under the Succession Plan, the Board also amended the Company’s Corporate Governance Guidelines, which took effect on January 2, 2019 (the Transition Date). The amended Corporate Governance Guidelines can be found on the Investor Relations pages of the Company’s website at https://investor.alimerasciences.com/corporate-governance. The information contained on the website is not incorporated by reference into this Form 8-K.

Election of James R. Largent as Lead Independent Director

Pursuant to the Succession Plan, effective on the Transition Date, James R. Largent resigned as Chairman of the Board and was elected to serve as Lead Independent Director.

Promotion of David Holland to Chief Marketing Officer and Senior Vice President Corporate Communications and Managed Markets

Pursuant to the Succession Plan, effective on the Transition Date, David Holland, formerly the Company’s Senior Vice President Sales and Marketing U.S., assumed the roles of Chief Marketing Officer and Senior Vice President Corporate Communications and Managed Markets.

Board of Directors

On the Transition Date, our Board consists of the members listed below:

C. Daniel Myers	Non-Executive Chairman and Class I Director (term expires in 2020)
James R. Largent	Class I Lead Independent Director (term expires in 2020)
Calvin W. Roberts, M.D.	Class I Director (term expires in 2020)
Garheng Kong, M.D., Ph.D.	Class II Director (term expires in 2021)
Richard S. Eiswirth, Jr.	Class II Director (term expires in 2021)
Mary Szela	Class II Director (term expires in 2021)
Mark J. Brooks	Class III Director (term expires in 2019)
Brian K. Halak, Ph.D.	Class III Director (term expires in 2019)
Peter J. Pizzo, III	Class III Director (term expires in 2019)

Executive Officers

As of January 2, 2019, our executive officers consist of the following:

Richard S. Eiswirth, Jr.	Chief Executive Officer
J. Philip Jones	Chief Financial Officer
Philip Ashman	Chief Operating Officer, Senior Vice President Commercial Operations Europe
David Holland	Chief Marketing Officer, Senior Vice President Corporate Communications and Managed Markets
Kenneth Green, Ph.D.	Senior Vice President, Chief Scientific Officer and Global Head of Research*
_____________________________
* Dr. Green will retire on March 31, 2019.

The information in this Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Succession and Consulting Agreement, dated as of November 28, 2018, by and between Alimera Sciences, Inc. and C. Daniel Myers [Incorporated by reference to Exhibit 10.1 of the Prior Form 8-K.]
10.2	Succession and Consulting Agreement, dated as of November 28, 2018, by and between Alimera Sciences, Inc. and Kenneth Green, Ph.D. [Incorporated by reference to Exhibit 10.2 of the Prior Form 8-K.]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: January 2, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer